UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5281
Oppenheimer Champion Income Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2010

Item 1. Reports to Stockholders.
September 30, 2010 Oppenheimer Management Champion Income Commentary and Fund Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Manager ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

AAA	6.0%
BB	8.7
B	50.6
CCC	25.8
D	2.1
Unrated	6.8

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of September 30, 2010 and are subject to change. All securities except those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSOR’s have assigned a rating to a security, the highest rating is used. Securities issued or guaranteed by the U.S. government or an agency or instrumentality thereof are assigned a credit rating equal to the sovereign credit rating assigned to the U.S. by S&P. A similar process is used for securities issued or guaranteed by a foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned the Fund’s S&P rating, which is currently AAA. Unrated securities do not necessarily indicate low credit quality. “Investment-grade” securities are securities rated within the NRSRO’s four highest rating categories. Securities not rated by an NRSRO may or may not be equivalent of investment grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.
5 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended September 30, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. Oppenheimer Champion Income Fund’s Class A shares (without sales charge) produced positive absolute results during the reporting period, with a 12.90% total return. On a relative basis, the Fund underperformed the JPMorgan Domestic High Yield Master Index (the “Index”), which returned 18.35%, and the BofA Merrill Lynch High Yield Master Index, which returned 18.43% during the reporting period. As an additional point of reference, the Fund outperformed the Barclays Capital U.S. Credit Bond Index, which returned 11.67% during the period.
     During the reporting period, nearly all the sectors of the Index produced double-digit returns for the Fund, with the exception of four: gaming, lodging and leisure; paper and packaging; cable and satellite; and utilities. The Fund’s strongest performing sectors in terms of total return during the period included chemicals, transportation, information technology, industrials, telecommunications, financials and broadcasting. Investments in these areas generally performed well as market conditions continued to improve, in part due to stronger than expected corporate earnings and more positive investor sentiment.
     During the period, we established an overweight position to broadcasting, as we looked to benefit from an increase in political ads in an election year, as well as increased revenue during the World Cup. This strategy proved effective and added to Fund performance as broadcasting-related securities performed well for the Fund. Given that the broadcasting sector’s revenues may experience a decline following the November elections, we may look to decrease our exposure to these types of securities.
     The only two sectors where the Fund had negative returns were gaming, lodging and leisure and paper and packaging. Gaming, lodging and leisure underperformed as the economy remained weak and consumers pulled back on discretionary spending, including gaming-related activities. In terms of paper and packaging, the Fund’s credit selection did not perform as we hoped, as we increased our allocation to the sector at a time when security valuations within the sector generally remained weak. Cable and satellite and utilities were two sectors that did not produce double-digit returns for the Fund but still produced positive results. During the reporting period, we substantially reduced our allocations to these two sectors based on our perception that investment opportunities remain limited in them. Additionally, while the Fund had double-digit returns among financial securities, the Fund was both underweight this sector and performed less well on a total return basis compared to the Index.
6 | OPPENHEIMER CHAMPION INCOME FUND

     In terms of other allocation strategy moves during the period, we reduced our allocations to metals and mining; food and beverages; health-care; and telecommunication-related securities after strong runs in these areas. We identified opportunities during the period among transportation, aerospace, housing, financial, and paper and packaging-related securities and increased our allocations at period end to these areas. At period end, the Fund had an approximate 6% allocation to Oppenheimer Institutional Money Market Fund. The Fund will look to redeploy these assets as investment opportunities arise. We continue to make investment decisions through a careful bottom-up security selection process based on fundamentals and an in-depth analysis of current market conditions.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2010. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from the inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on September 1, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the BofA Merrill Lynch High Yield Master Index and the Barclays Capital U.S. Credit Bond Index. The BofA Merrill Lynch High Yield Master Index is an unmanaged index of below investment grade securities of U.S. corporate debt issuers. The Barclays Capital U.S. Credit Bond Index is an index of non-convertible U.S. investment-grade corporate bonds. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
7 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
8 | OPPENHEIMER CHAMPION INCOME FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 13 for further information.
9 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER CHAMPION INCOME FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 13 for further information.
11 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 13 for further information.
12 | OPPENHEIMER CHAMPION INCOME FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/16/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/1/06. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
13 | OPPENHEIMER CHAMPION INCOME FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
14 | OPPENHEIMER CHAMPION INCOME FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2010	September 30, 2010	September 30, 2010

Actual
Class A	$1,000.00	$1,043.00	$6.94
Class B	1,000.00	1,044.60	11.29
Class C	1,000.00	1,039.40	10.79
Class N	1,000.00	1,042.00	8.17
Class Y	1,000.00	1,052.20	3.66

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.30	6.85
Class B	1,000.00	1,014.09	11.12
Class C	1,000.00	1,014.54	10.66
Class N	1,000.00	1,017.10	8.07
Class Y	1,000.00	1,021.51	3.60
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.35%
Class B	2.19
Class C	2.10
Class N	1.59
Class Y	0.71
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
15 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS September 30, 2010

	Principal
	Amount	Value

Asset-Backed Securities—0.0%
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 6/13/11[1,2,3]	$5,761,348	$—
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29[1,2]	437,665	18,601

Total Asset-Backed Securities (Cost $3,179,895)		18,601

Corporate Bonds and Notes—85.9%
Consumer Discretionary—20.1%
Auto Components—2.3%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15[5]	2,980,000	3,248,200
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	2,455,000	2,596,163
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[5]	5,715,000	5,800,725
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14[1,3]	1,995,000	2,044,875
8.25% Sr. Unsec. Nts., 8/1/10[1,3]	220,000	225,500

		13,915,463

Hotels, Restaurants & Leisure—5.9%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[5]	815,000	749,800
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[5]	1,510,000	1,551,525
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	9,573,000	7,694,299
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	2,851,000	2,594,410
Landry’s Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15	1,885,000	1,998,100
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[1,5]	6,390,000	990,450
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14	2,060,000	1,771,600
6.75% Sr. Unsec. Nts., 4/1/13	4,065,000	3,795,694
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13	1,345,000	1,070,956
8% Sr. Sub. Nts., 4/1/12	2,870,000	2,195,550
11.50% Sr. Sec. Nts., 11/1/17[5]	3,240,000	2,916,000
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	1,510,000	1,611,925
Pinnacle Entertainment, Inc.:
8.625% Sr. Unsec. Nts., 8/1/17	425,000	453,156
8.75% Sr. Unsec. Sub. Nts., 5/15/20	1,125,000	1,113,750
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[1,3,5]	3,900,000	—
Snoqualmie Entertainment Authority, 9.125% Sr. Sec. Nts., 2/1/15[5]	315,000	278,775
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[1,3]	10,420,000	1,042
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	3,345,000	3,595,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75% Sec. Nts., 8/15/20[5]	1,360,000	1,441,600

		35,824,507
16 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value

Household Durables—1.6%
Beazer Homes USA, Inc.:
6.50% Sr. Unsec. Nts., 11/15/13	$1,395,000	$1,353,150
6.875% Sr. Unsec. Nts., 7/15/15	2,965,000	2,709,269
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	805,000	715,444
8.875% Sr. Sub. Nts., 4/1/12	2,255,000	2,176,075
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Luxembourg SA, 8.50% Sr. Nts., 5/15/18[5]	2,895,000	2,844,338

		9,798,276

Leisure Equipment & Products—2.1%
Colt Defense LLC/Colt Finance Corp., 8.75% Sr. Unsec. Nts., 11/15/17[5]	2,080,000	1,539,200
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18[5]	11,665,000	11,373,375

		12,912,575

Media—6.5%
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13[2,6]	14,860	15,157
9.17% Sr. Sub. Nts., 11/1/13[5,6]	10,854,233	7,123,090
Belo (A.H.) Corp.:
7.25% Sr. Unsec. Unsub. Bonds, 9/15/27	500,000	428,750
7.75% Sr. Unsec. Unsub. Debs., 6/1/27	3,117,000	2,766,338
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25% Sr. Unsec. Nts., 10/30/17[5]	1,580,000	1,609,625
Cengage Learning Acquisitions, Inc.:
10.50% Sr. Nts., 1/15/15[5]	3,710,000	3,705,363
13.25% Sr. Sub. Nts., 7/15/15[5]	1,645,000	1,640,888
Clear Channel Communications, Inc.:
4.40% Sr. Unsec. Unsub. Nts., 5/15/11	435,000	425,756
10.75% Sr. Unsec. Unsub. Nts., 8/1/16	3,485,000	2,735,725
Entravison Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17[5]	645,000	661,125
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	5,300,000	5,319,875
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18[2]	970,000	1,009,411
Media General, Inc., 11.75% Sr. Sec. Nts., 2/15/17	2,320,000	2,523,000
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14[1,3]	7,140,000	714
6.875% Sr. Unsec. Sub. Nts., 10/1/13[1,3]	13,500,000	1,350
Nexstar Broadcasting, Inc., 8.875% Sr. Sec. Nts., 4/15/17[5]	1,755,000	1,838,363
Radio One, Inc., 6.375% Sr. Unsec. Sub. Nts., 2/15/13[1]	610,000	516,213
Sinclair Television Group, Inc., 8.375% Sr. Nts., 10/15/18[2,7]	1,580,000	1,591,850
Umbrella Acquisition, Inc., 9.135% Sr. Unsec. Unsub. Nts., 3/15/15[5,6]	3,647,397	3,510,620
Visant Corp., 10% Sr. Sec. Nts., 10/1/17[5]	615,000	644,213
WMG Holdings Corp., 9.50% Sr. Unsec. Nts., 12/15/14	1,555,000	1,496,688

		39,564,114
17 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Multiline Retail—0.6%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec. Unsub. Nts., 3/15/14	$3,950,000	$3,910,500
Specialty Retail—1.1%
Burlington Coat Factory Warehouse Corp., 11.125% Sr. Unsec. Nts., 4/15/14	5,255,000	5,517,750
Toys R Us, Inc., 7.375% Sr. Unsec. Unsub. Bonds, 10/15/18	1,555,000	1,492,800

		7,010,550

Consumer Staples—1.8%
Food Products—1.7%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[5]	3,960,000	4,059,000
ASG Consolidated LLC, 13.65% Sr. Nts., 5/15/17[3,5,6]	4,140,000	3,767,400
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[2]	2,570,000	2,737,050

		10,563,450

Personal Products—0.1%
NBTY, Inc., 9% Sr. Nts., 10/1/18[5,7]	310,000	327,050
Energy—10.9%
Energy Equipment & Services—2.2%
Gibson Energy ULC/GEP Midstream Finance Corp., 10% Sr. Unsec. Nts., 1/15/18	355,000	351,450
Global Geophysical Services, Inc., 10.50% Sr. Unsec Nts., 5/1/17[5]	4,605,000	4,708,613
PHI, Inc., 8.625% Sr. Unsec. Nts., 10/15/18[5]	3,105,000	3,066,188
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17[5]	2,485,000	2,609,250
Vantage Drilling Co., 11.50% Sr. Sec. Nts., 8/1/15[5]	2,695,000	2,843,225

		13,578,726

Oil, Gas & Consumable Fuels—8.7%
Alon Refining Krotz Springs, Inc., 13.50% Sr. Sec. Nts., 10/15/14	2,380,000	2,329,425
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	3,445,000	3,677,538
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts., 2/1/18	4,975,000	5,534,688
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	1,975,000	2,004,625
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15[5]	6,305,000	5,469,588
Berry Petroleum Co., 8.25% Sr. Sub. Nts., 11/1/16	1,295,000	1,333,850
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16	2,245,000	2,463,888
Brigham Exploration Co., 8.75% Sr. Unsec. Nts., 10/1/18[5]	500,000	517,500
Chaparral Energy, Inc.:
8.875% Sr. Unsec. Nts., 2/1/17	2,690,000	2,629,475
9.875% Sr. Nts., 10/1/20[2]	2,765,000	2,820,300
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	630,000	668,588
Continental Resources, Inc., 7.125% Sr. Nts., 4/1/21[5]	460,000	480,700
18 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875% Sr. Unsec. Nts., 2/15/18	$910,000	$957,775
Energy Transfer Equity LP, 7.50% Sr. Unsec. Nts., 10/15/20	765,000	808,988
Linn Energy LLC, 8.625% Sr. Unsec. Nts., 4/15/20[5]	4,700,000	5,005,500
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[5]	5,190,000	5,410,575
OPTI Canada, Inc., 9.75% Sr. Sec. Nts., 8/15/13[5]	1,605,000	1,637,100
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16	2,340,000	2,755,350
Range Resources Corp.:
7.50% Sr. Unsec. Unsub. Nts., 10/1/17	915,000	979,050
8% Sr. Unsec. Sub. Nts., 5/15/19	495,000	543,263
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20[5]	3,310,000	3,293,450
9.875% Sr. Unsec. Nts., 5/15/16[5]	1,315,000	1,364,313
Whiting Petroleum Corp., 6.50% Sr. Unsec. Sub. Nts., 10/1/18	630,000	643,419

		53,328,948

Financials—5.6%
Capital Markets—2.2%
American General Finance, 6.90% Nts., Series J, 12/15/17	2,300,000	1,932,000
Graham Packaging Co. LP/GPC Capital Corp., 8.25% Sr. Unsec. Nts., 10/1/18[5]	460,000	469,775
Nationstar Mortgage LLC/Nationstar Capital Corp., 10.875% Sr. Nts., 4/1/15[5]	9,250,000	7,793,125
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18[2]	3,095,000	3,242,013

		13,436,913

Commercial Banks—0.9%
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17	5,760,000	5,666,400
Consumer Finance—0.5%
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15[5]	2,460,000	2,696,775
Diversified Financial Services—0.4%
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	1,555,000	1,675,513
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[8]	780,000	703,950

		2,379,463

Insurance—0.6%
International Lease Finance Corp.:
5.875% Unsec. Unsub. Nts., 5/1/13	965,000	969,825
8.625% Sr. Nts., 9/15/15[5]	1,965,000	2,107,463
8.875% Sr. Unsec. Nts., 9/1/17	315,000	341,775

		3,419,063
19 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Real Estate Management & Development—1.0%
Realogy Corp., 10.50% Sr. Unsec. Nts., 4/15/14	$4,650,000	$3,975,750
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[2,4]	2,345,000	2,356,725

		6,332,475

Health Care—6.8%
Health Care Equipment & Supplies—1.4%
Accellent, Inc., 10.50% Sr. Unsec. Sub. Nts., 12/1/13	1,605,000	1,629,075
Alere, Inc., 8.625% Sr. Sub. Nts., 10/1/18[5]	1,100,000	1,119,250
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17[6]	2,160,000	2,408,400
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	1,605,000	1,649,138
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[6]	1,445,000	1,461,256

		8,267,119

Health Care Providers & Services—4.2%
Apria Healthcare Group, Inc., 12.375% Sr. Sec. Nts., 11/1/14	2,580,000	2,883,150
Capella Healthcare, Inc., 9.25% Sr. Unsec. Nts., 7/1/17[5]	405,000	434,363
Catalent Pharma Solutions, Inc., 10.224% Sr. Unsec. Nts., 4/15/15[6]	2,149,208	2,181,446
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18[5]	2,430,000	2,606,175
HCA, Inc., 6.375% Nts., 1/15/15	1,735,000	1,739,338
HEALTHSOUTH Corp.:
7.25% Sr. Unsec. Nts., 10/1/18[7]	1,565,000	1,600,213
7.75% Sr. Unsec. Nts., 9/15/22[7]	1,095,000	1,105,950
10.75% Sr. Unsec. Nts., 6/15/16	650,000	715,813
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18[5]	1,135,000	1,130,744
LifePoint Hospitals, Inc., 6.625% Sr. Unsec. Nts., 10/1/20[5]	315,000	322,088
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[5]	1,930,000	2,021,675
OnCure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17[5]	1,140,000	1,054,500
Radiation Therapy Services, Inc., 9.875% Sr. Sub. Nts., 4/15/17[5]	1,015,000	1,007,388
Rural/Metro Corp., 12.75% Sr. Unsec. Nts., 3/15/16	2,820,000	3,024,450
UHS Escrow Corp., 7% Sr. Nts., 10/1/18[2]	305,000	314,150
US Oncology Holdings, Inc., 6.737% Sr. Unsec. Nts., 3/15/12[4,6]	2,197,000	2,092,643
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	1,605,000	1,637,100

		25,871,186

Health Care Technology—0.1%
Merge Healthcare, Inc., 11.75% Sr. Sec. Nts., 5/1/15[5]	805,000	827,138
Pharmaceuticals—1.1%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	2,700,000	2,949,750
20 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value

Pharmaceuticals Continued
Valeant Pharmaceuticals International:
6.75% Sr. Nts., 10/1/17[5]	$155,000	$158,488
7% Sr. Nts., 10/1/20[5]	155,000	158,875
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18[5]	3,505,000	3,618,913

		6,886,026

Industrials—13.2%
Aerospace & Defense—2.5%
BE Aerospace, Inc., 6.875% Sr. Nts., 1/1/20	615,000	630,375
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17[5]	4,390,000	4,390,000
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec. Nts., 4/1/15	8,205,000	6,369,131
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	3,905,000	4,217,400

		15,606,906

Airlines—1.2%
American Airlines, Inc., 10.50% Sr. Sec. Nts., 10/15/12[5]	760,000	824,600
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[5]	4,610,000	5,117,100
United Air Lines, Inc., 12% Sr. Sec. 2nd Lien Nts., 11/1/13[5]	1,030,000	1,143,300

		7,085,000

Building Products—1.8%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts., 3/1/14	5,025,000	5,276,250
Goodman Global Group, Inc., 11.711% Sr. Unsec. Nts., 12/15/14[9]	2,480,000	1,599,600
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	4,025,000	4,120,594

		10,996,444

Commercial Services & Supplies—1.1%
Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15[2,7]	1,875,000	1,928,125
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05[1,3]	4,000,000	—
West Corp.:
8.625% Sr. Unsec. Nts., 10/1/18[2,7]	790,000	806,788
9.50% Sr. Unsec. Nts., 10/15/14	3,565,000	3,747,706

		6,482,619

Industrial Conglomerates—0.5%
Sequa Corp., 11.75% Sr. Unsec. Nts., 12/1/15[5]	2,655,000	2,814,300
Machinery—1.8%
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	3,405,000	3,788,063
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[5]	2,560,000	2,652,800
Mueller Water Products, Inc., 8.75% Sr. Unsec. Unsub. Nts., 9/1/20[5]	405,000	427,275
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	4,250,000	4,276,563

		11,144,701
21 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Marine—0.5%
Marquette Transportation Co., 10.875% Sr. Sec. Nts., 1/15/17[5]	$3,275,000	$3,356,875
Professional Services—1.0%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[5]	3,555,000	3,541,669
FTI Consulting, Inc., 6.75% Sr. Nts., 10/1/20[5]	1,535,000	1,554,188
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18[5]	645,000	736,913

		5,832,770

Road & Rail—1.9%
Avis Budget Car Rental LLC:
7.625% Sr. Unsec. Unsub. Nts., 5/15/14	1,540,000	1,570,800
9.625% Sr. Unsec. Unsub. Nts., 3/15/18	310,000	329,375
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18[5]	4,680,000	4,703,400
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[5]	5,109,000	4,936,571

		11,540,146

Trading Companies & Distributors—0.9%
Ashtead Capital, Inc., 9% Nts., 8/15/16[2]	985,000	1,024,400
Ashtead Holdings plc, 8.625% Sr. Sec. Nts., 8/1/15[5]	975,000	1,009,125
NES Rentals Holdings, Inc., 12.25% Sr. Sec. Nts., 4/15/15[5]	3,000,000	2,370,000
United Rentals North America, Inc., 9.25% Sr. Unsec. Unsub. Nts., 12/15/19	1,130,000	1,228,875

		5,632,400

Information Technology—6.2%
Computers & Peripherals—0.2%
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts., 10/12/15[2]	1,375,000	1,375,000
Electronic Equipment & Instruments—1.2%
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16	4,095,000	4,402,125
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16	2,590,000	2,667,700

		7,069,825

Internet Software & Services—0.7%
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15[5]	1,620,000	1,741,500
Telcordia Technologies, Inc., 11% Sr. Sec. Nts., 5/1/18[5]	2,745,000	2,707,256

		4,448,756

IT Services—1.5%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	2,140,000	1,984,850
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20[5]	2,450,000	2,554,125
9.875% Sr. Unsec. Nts., 9/24/15	5,695,000	4,684,138

		9,223,113
22 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value

Semiconductors & Semiconductor Equipment—2.6%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20[5]	$1,365,000	$1,416,188
Amkor Technology, Inc., 7.375% Sr. Unsec. Nts., 5/1/18[5]	1,455,000	1,480,463
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[5]	1,780,000	1,860,100
10.75% Sr. Unsec. Nts., 8/1/20[5]	4,735,000	4,770,513
NXP BV/NXP Funding LLC:
7.875% Sr. Sec. Nts., 10/15/14	2,185,000	2,272,400
9.50% Sr. Unsec. Unsub. Nts., 10/15/15	2,830,000	2,907,825
9.75% Sr. Sec. Nts., 8/1/18[5]	1,140,000	1,219,800

		15,927,289

Materials—9.7%
Chemicals—3.2%
Celanese US Holdings LLC, 6.625% Sr. Unsec. Nts., 10/15/18[5]	765,000	784,125
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	5,480,000	5,397,800
Huntsman International LLC:
8.625% Sr. Sub. Nts., 3/15/21[5]	310,000	322,400
8.625% Sr. Unsec. Sub. Nts., 3/15/20	5,270,000	5,480,800
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16	4,320,000	4,341,600
PolyOne Corp., 7.375% Sr. Unsec. Nts., 9/15/20	310,000	320,463
Rhodia SA, 6.875% Sr. Nts., 9/15/20[5]	2,055,000	2,106,375
Vertellus Specialties, Inc., 9.375% Sr. Sec. Nts., 10/1/15[5]	945,000	982,800

		19,736,363

Containers & Packaging—1.4%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	5,605,000	5,478,888
Jefferson Smurfit Corp. (Escrow):
7.50% Sr. Unsec. Unsub. Nts., 6/1/13[1,3]	1,060,000	43,725
8.25% Sr. Unsec. Nts., 10/1/12[1,3]	2,070,000	85,388
Smurfit-Stone Container Corp. (Escrow):
8% Sr. Unsec. Unsub. Nts., 3/15/17[1,3]	2,060,000	84,975
8.375% Sr. Nts., 7/1/12[1,3]	1,065,000	43,931
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14	3,230,000	2,793,950

		8,530,857

Metals & Mining—0.4%
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	3,420,000	2,488,050
Paper & Forest Products—4.7%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18[5,7]	2,350,000	2,402,875
23 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Paper & Forest Products Continued
Abitibi-Consolidated Co. of Canada:
6% Sr. Unsec. Unsub. Nts., 6/20/13[1,3]	$2,330,000	$308,725
7.75% Sr. Unsec. Bonds, 8/1/30[1,3]	2,185,000	289,513
8.375% Sr. Unsec. Sub. Nts., 4/1/15[1,3]	2,330,000	308,725
Abitibi-Consolidated, Inc., 8.85% Unsec. Bonds, 8/1/30[1,3]	1,165,000	151,450
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[3,5,6]	3,245,000	2,766,363
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[5]	5,725,000	5,395,813
Bowater Pulp & Paper Canada, Inc., 10.60% Sr. Unsec. Nts., 1/15/11[1,3]	1,475,000	331,875
Bowater, Inc.:
6.50% Sr. Unsec. Nts., 6/15/13[1,3]	3,785,000	1,045,606
9% Sr. Unsec. Nts., 8/1/09[1,3]	970,000	269,175
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[5]	3,647,000	2,981,423
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14	6,420,000	5,842,200
Verso Paper Holdings LLC:
9.125% Sr. Sec. Nts., 8/1/14	1,810,000	1,823,575
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	5,075,000	4,586,531

		28,503,849

Telecommunication Services—6.4%
Diversified Telecommunication Services—4.6%
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12	1,665,000	1,640,025
Cincinnati Bell, Inc., 8.25% Sr. Nts., 10/15/17	1,440,000	1,461,600
Global Crossing Ltd., 12% Sr. Sec. Nts., 9/15/15	2,895,000	3,285,825
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	2,880,000	3,099,600
11.50% Sr. Unsec. Nts., 2/4/17[6]	1,397,187	1,521,187
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20[5]	770,000	777,700
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	4,565,000	4,662,006
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts., 11/1/14	4,810,000	4,545,450
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15	5,490,000	5,627,250
Windstream Corp., 8.125% Sr. Unsec. Unsub. Nts., 9/1/18[5]	1,320,000	1,372,800
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10[1,3]	4,500,000	5

		27,993,448

Wireless Telecommunication Services—1.8%
Cricket Communications, Inc., 9.375% Sr. Unsec. Nts., 11/1/14	5,350,000	5,564,000
MetroPCS Wireless, Inc., 7.875% Sr. Unsec. Nts., 9/1/18	5,470,000	5,661,450
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[1,3]	4,550,000	—

		11,225,450
24 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value

Utilities—5.2%
Electric Utilities—2.3%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	$3,975,000	$2,891,813
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	3,260,000	3,251,165
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15	10,710,000	7,068,600
10.25% Sr. Unsec. Nts., Series B, 11/1/15	1,385,000	914,100

		14,125,678

Energy Traders—2.9%
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16	3,310,000	2,598,350
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20[5]	2,675,000	2,668,692
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[5]	5,550,000	5,744,250
GenOn Escrow Corp.:
9.50% Sr. Unsec. Nts., 10/15/18[2,7]	1,535,000	1,485,113
9.875% Sr. Nts., 10/15/20[2,7]	1,545,000	1,487,063
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	3,905,000	3,934,264

		17,917,732

Total Corporate Bonds and Notes (Cost $551,595,705)		525,574,288

Loan Participations—1.8%
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan:
Tranche 3L, 3.565%, 10/19/15[4,6]	1,717,352	973,888
Tranche B, 10/19/15[6,7,10]	678,747	379,863
Tranche B, 3.565%, 10/19/15[4,6]	4,436,443	2,516,098
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/20/15	6,785,000	7,357,484
Reynolds Group Holding Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche B, 0.75%, 11/1/11[4]	2,040,000	—

Total Loan Participations (Cost $10,426,438)		11,227,333

	Shares

Preferred Stocks—1.8%
Ally Financial, Inc., 7%, Non-Vtg.[5]	6,599	6,054,583
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[3,6]	247,589	—
Citigroup Capital XIII, 7.875%[3]	12,517	319,434
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[3]	43,000	—
Greektown Holdings LLC, Preferred[3]	41,630	4,412,780
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[3,6]	3,728	—

Total Preferred Stocks (Cost $21,406,201)		10,786,797
25 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Common Stocks—3.7%
American Media, Inc.[2,3]	72,268	$7
Charter Communications, Inc., Cl. A3	205,978	6,694,285
Dana Holding Corp.[3]	118,309	1,457,567
Global Aviation Holdings, Inc.[3]	45	45,000
Greektown Superholdings, Inc.[3]	3,150	278,775
Kaiser Aluminum Corp.	2,291	98,032
Orbcomm, Inc.[3]	12,519	28,418
Premier Holdings Ltd.[3]	288,828	—
Smurfit-Stone Container Corp.[3]	299,738	5,506,187
Solutia, Inc.[3]	190,791	3,056,472
Sprint Nextel Corp.[3]	642,319	2,973,937
Visteon Corp.[3]	88,713	2,456,463

Total Common Stocks (Cost $26,364,677)		22,595,143

	Units

Rights, Warrants and Certificates—0.1%
ASG Consolidated LLC/American Seafoods Group Wts., Strike Price $0.01, 5/15/18[3,5]	4,430	487,300
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11[3]	5,633	56

Total Rights, Warrants and Certificates (Cost $230,573)		487,356

	Shares

Investment Company—6.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.24%[11,12] (Cost $36,490,958)	36,490,958	36,490,958

Total Investments, at Value (Cost $649,694,447)	99.3%	607,180,476
Other Assets Net of Liabilities	0.7	4,442,250

Net Assets	100.0%	$611,622,726

Footnotes to Statement of Investments

1.	Issue is in default. See Note 1 of the accompanying Notes.

2.	Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $22,211,753, which represents 3.63% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Date	Cost	Value	(Depreciation)

Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15	9/30/10	$1,847,813	$1,928,125	$80,312
American Media, Inc.	2/2/09	1,601,001	7	(1,600,994)
American Media Operations, Inc., 9% Sr. Unsec. Nts., 5/1/13	1/29/09-4/30/10	14,177	15,157	980
Ashtead Capital, Inc., 9% Nts., 8/15/16	12/18/09-1/25/10	990,120	1,024,400	34,280
CDW LLC/CDW Finance Corp., 11% Sr. Unsec. Nts., 10/12/15	9/30/10	1,392,188	1,375,000	(17,188)
26 | OPPENHEIMER CHAMPION INCOME FUND

				Unrealized
	Acquisition			Appreciation
Security	Date	Cost	Value	(Depreciation)

Chaparral Energy, Inc., 9.875% Sr. Nts., 10/1/20	9/13/10-9/16/10	$2,732,462	$2,820,300	$87,838
GenOn Escrow Corp., 9.50% Sr. Unsec. Nts., 10/15/18	9/20/10	1,513,863	1,485,113	(28,750)
GenOn Escrow Corp., 9.875% Sr. Nts., 10/15/20	9/20/10-9/23/10	1,503,815	1,487,063	(16,752)
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 6/13/11	6/8/99-8/1/07	2,746,126	—	(2,746,126)
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18	7/20/10	970,000	1,009,411	39,411
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29	8/10/10	433,769	18,601	(415,168)
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18	9/21/10-9/22/10	3,172,884	3,242,013	69,129
Sinclair Television Group, Inc., 8.375% Sr. Nts., 10/15/18	9/21/10-9/22/10	1,566,704	1,591,850	25,146
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15	4/28/10-9/23/10	2,570,952	2,737,050	166,098
UHS Escrow Corp., 7% Sr. Nts., 10/1/18	9/15/10	305,000	314,150	9,150
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13	9/30/10	2,388,969	2,356,725	(32,244)
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	9/30/10	790,000	806,788	16,788

		$26,539,843	$22,211,753	$(4,328,090)

3.	Non-income producing security.

4.	Represents the current interest rate for a variable or increasing rate security.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $217,729,022 or 35.60% of the Fund’s net assets as of September 30, 2010.

6.	Interest or dividend is paid-in-kind, when applicable.

7.	When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See Note 1 of the accompanying Notes.

8.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9.	Zero coupon bond reflects effective yield on the date of purchase.

10.	This Senior Loan will settle after September 30, 2010, at which time the interest rate will be determined.

11.	Rate shown is the 7-day yield as of September 30, 2010.

12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2009	Additions	Reductions	September 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	52,648,302	533,691,493	549,848,837	36,490,958

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$36,490,958	$94,204
27 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2010 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$18,601	$—	$18,601
Corporate Bonds and Notes	—	525,572,219	2,069	525,574,288
Loan Participations	—	11,227,333	—	11,227,333
Preferred Stocks	—	6,374,017	4,412,780	10,786,797
Common Stocks	19,814,898	—	2,780,245	22,595,143
Rights, Warrants and Certificates	—	487,300	56	487,356
Investment Company	36,490,958	—	—	36,490,958

Total Assets	$56,305,856	$543,679,470	$7,195,150	$607,180,476

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/		Transfers
	Value as of		unrealized	(amortization)	Net	in and/or	Value as of
	September 30,	Realized	appreciation/	of premium/	purchases	out of	September 30,
	2009	gain (loss)	depreciation	discount[1]	(sales)	Level 3	2010

Assets Table
Investments, at Value:
Common Stocks	$45,938	$—	$(3,107,623)	$—	$5,841,207	$723	$2,780,245
Corporate Bonds and Notes	1,019,813	(3,233,323)	3,380,662	2,271	(1,221,018)	53,664	2,069
Preferred Stocks	—	—	249,780	—	4,163,000	—	4,412,780
Rights, Warrants and Certificates	56	—	—	—	—	—	56

Total Assets	$1,065,807	$(3,233,323)	$522,819	$2,271	$8,783,189	$54,387	$7,195,150

1.	Included in net investment income.
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $613,203,489)	$570,689,518
Affiliated companies (cost $36,490,958)	36,490,958

607,180,476
Cash	415,917
Receivables and other assets:
Investments sold (including $2,705,445 sold on a when-issued or delayed delivery basis)	20,425,681
Interest, dividends and principal paydowns	13,791,509
Shares of beneficial interest sold	1,517,310
Other	324,212

Total assets	643,655,105

Liabilities
Payables and other liabilities:
Investments purchased (including $13,258,518 purchased on a when-issued or delayed delivery basis)	29,380,354
Shares of beneficial interest redeemed	986,243
Dividends	898,761
Distribution and service plan fees	292,721
Transfer and shareholder servicing agent fees	144,281
Shareholder communications	130,905
Trustees’ compensation	43,048
Other	156,066

Total liabilities	32,032,379

Net Assets	$611,622,726

Composition of Net Assets
Par value of shares of beneficial interest	$326,836
Additional paid-in capital	2,174,151,911
Accumulated net investment loss	(4,048,406)
Accumulated net realized loss on investments	(1,516,293,644)
Net unrealized depreciation on investments	(42,513,971)

Net Assets	$611,622,726

29 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $406,243,816 and 216,924,100 shares of beneficial interest outstanding)	$1.87
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$1.96
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $22,342,889 and 11,915,855 shares of beneficial interest outstanding)	$1.88
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $67,813,118 and 36,281,174 shares of beneficial interest outstanding)	$1.87
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,412,472 and 6,091,004 shares of beneficial interest outstanding)	$1.87
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $103,810,431 and 55,623,724 shares of beneficial interest outstanding)	$1.87
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

Investment Income
Interest	$59,073,226
Dividends:
Unaffiliated companies	60,063
Affiliated companies	94,204
Other income	27,181

Total investment income	59,254,674

Expenses
Management fees	4,070,577
Distribution and service plan fees:
Class A	912,893
Class B	211,119
Class C	651,737
Class N	50,139
Transfer and shareholder servicing agent fees:
Class A	2,068,281
Class B	305,979
Class C	360,778
Class N	88,392
Class Y	30,212
Shareholder communications:
Class A	203,158
Class B	28,480
Class C	31,092
Class N	4,293
Class Y	428
Legal, auditing and other professional fees	1,260,048
Trustees’ compensation	19,568
Custodian fees and expenses	15,004
Other	32,170

Total expenses	10,344,348
Less waivers and reimbursements of expenses	(2,868,648)

Net expenses	7,475,700

Net Investment Income	51,778,974
31 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$29,421,021
Swap contracts	(3,668,546)
Increase from payment by affiliate	1,468

Net realized gain	25,753,943
Net change in unrealized appreciation/depreciation on:
Investments	(5,412,260)
Swap contracts	1,406,021

Net change in unrealized appreciation/depreciation	(4,006,239)

Net Increase in Net Assets Resulting from Operations	$73,526,678

See accompanying Notes to Financial Statements.
32 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2010	2009

Operations
Net investment income	$51,778,974	$77,031,874
Net realized gain (loss)	25,753,943	(1,728,016,290)
Net change in unrealized appreciation/depreciation	(4,006,239)	620,593,597

Net increase (decrease) in net assets resulting from operations	73,526,678	(1,030,390,819)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(27,896,347)	—
Class B	(1,420,277)	—
Class C	(4,431,944)	—
Class N	(732,337)	—
Class Y	(11,621,935)	—

	(46,102,840)	—
Tax return of capital distribution:
Class A	(3,434,569)	(45,416,838)
Class B	(174,863)	(3,198,325)
Class C	(545,656)	(6,904,384)
Class N	(90,165)	(1,266,533)
Class Y	(1,430,881)	(20,259,873)

	(5,676,134)	(77,045,953)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	32,365,695	42,371,868
Class B	1,896,862	(10,620,070)
Class C	2,557,635	12,523,994
Class N	1,659,460	1,863,378
Class Y	(31,037,581)	60,439,518

	7,442,071	106,578,688

Net Assets
Total increase (decrease)	29,189,775	(1,000,858,084)
Beginning of period	582,432,951	1,583,291,035

End of period (including accumulated net investment loss of $4,048,406 and $6,673,923, respectively)	$611,622,726	$582,432,951

See accompanying Notes to Financial Statements.
33 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.80	$6.26	$9.36	$9.32	$9.40

Income (loss) from investment operations:
Net investment income[1]	.15	.25	.63	.65	.64
Net realized and unrealized gain (loss)	.07	(4.45)	(3.10)	.04	(.08)

Total from investment operations	.22	(4.20)	(2.47)	.69	.56

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	—	— [2]	(.65)	(.64)
Tax return of capital distribution	(.02)	(.26)	(.63)	—	—

Total dividends and/or distributions to shareholders	(.15)	(.26)	(.63)	(.65)	(.64)

Net asset value, end of period	$1.87	$1.80	$6.26	$9.36	$9.32

Total Return, at Net Asset Value[3]	12.90%	(67.12)%	(27.70)%	7.51%	6.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$406,244	$361,169	$1,035,629	$1,772,880	$886,223

Average net assets (in thousands)	$374,702	$354,862	$1,471,385	$1,851,296	$904,474

Ratios to average net assets:[4]
Net investment income	8.36%	12.80%	7.60%	6.86%	6.84%
Total expenses	1.72%[5]	1.72%[5]	1.04%[5]	1.00%[5]	1.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.21%	1.04%	0.99%	1.11%

Portfolio turnover rate	144%	67%[6]	73%[6]	49%[6]	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.73%
Year Ended September 30, 2009	1.74%
Year Ended September 30, 2008	1.04%
Year Ended September 30, 2007	1.01%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$29,081,972	$39,133,713
Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER CHAMPION INCOME FUND

Class B Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.80	$6.25	$9.34	$9.31	$9.39

Income (loss) from investment operations:
Net investment income[1]	.14	.25	.56	.58	.57
Net realized and unrealized gain (loss)	.08	(4.46)	(3.09)	.02	(.09)

Total from investment operations	.22	(4.21)	(2.53)	.60	.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	—	— [2]	(.57)	(.56)
Tax return of capital distribution	(.02)	(.24)	(.56)	—	—

Total dividends and/or distributions to shareholders	(.14)	(.24)	(.56)	(.57)	(.56)

Net asset value, end of period	$1.88	$1.80	$6.25	$9.34	$9.31

Total Return, at Net Asset Value[3]	12.59%	(67.35)%	(28.28)%	6.57%	5.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,343	$19,661	$93,848	$239,673	$202,567

Average net assets (in thousands)	$21,119	$25,683	$160,611	$298,233	$242,063

Ratios to average net assets:[4]
Net investment income	7.55%	12.45%	6.70%	6.08%	6.09%
Total expenses	3.45%[5]	3.38%[5]	1.87%[5]	1.79%[5]	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.09%	2.07%	1.87%	1.78%	1.87%

Portfolio turnover rate	144%	67%[6]	73%[6]	49%[6]	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	3.46%
Year Ended September 30, 2009	3.40%
Year Ended September 30, 2008	1.87%
Year Ended September 30, 2007	1.80%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$29,081,972	$39,133,713
Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.79	$6.25	$9.35	$9.31	$9.39

Income (loss) from investment operations:
Net investment income[1]	.14	.23	.57	.57	.57
Net realized and unrealized gain (loss)	.08	(4.45)	(3.10)	.04	(.08)

Total from investment operations	.22	(4.22)	(2.53)	.61	.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	—	— [2]	(.57)	(.57)
Tax return of capital distribution	(.02)	(.24)	(.57)	—	—

Total dividends and/or distributions to shareholders	(.14)	(.24)	(.57)	(.57)	(.57)

Net asset value, end of period	$1.87	$1.79	$6.25	$9.35	$9.31

Total Return, at Net Asset Value[3]	12.71%	(67.51)%	(28.32)%	6.69%	5.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,813	$62,635	$160,353	$275,373	$187,917

Average net assets (in thousands)	$65,224	$58,009	$227,183	$295,414	$199,183

Ratios to average net assets:[4]
Net investment income	7.63%	11.90%	6.81%	6.08%	6.09%
Total expenses	2.47%[5]	2.59%[5]	1.83%[5]	1.78%[5]	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	1.97%	1.83%	1.77%	1.86%

Portfolio turnover rate	144%	67%[6]	73%[6]	49%[6]	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	2.48%
Year Ended September 30, 2009	2.61%
Year Ended September 30, 2008	1.83%
Year Ended September 30, 2007	1.79%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$29,081,972	$39,133,713
Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER CHAMPION INCOME FUND

Class N Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.80	$6.26	$9.36	$9.32	$9.41

Income (loss) from investment operations:
Net investment income[1]	.15	.24	.60	.61	.60
Net realized and unrealized gain (loss)	.07	(4.45)	(3.10)	.04	(.09)

Total from investment operations	.22	(4.21)	(2.50)	.65	.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	—	— [2]	(.61)	(.60)
Tax return of capital distribution	(.02)	(.25)	(.60)	—	—

Total dividends and/or distributions to shareholders	(.15)	(.25)	(.60)	(.61)	(.60)

Net asset value, end of period	$1.87	$1.80	$6.26	$9.36	$9.32

Total Return, at Net Asset Value[3]	12.66%	(67.20)%	(28.00)%	7.05%	5.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,413	$9,360	$26,709	$48,347	$31,626

Average net assets (in thousands)	$10,098	$10,099	$38,585	$49,180	$30,578

Ratios to average net assets:[4]
Net investment income	8.14%	12.54%	7.19%	6.42%	6.46%
Total expenses	2.28%[5]	2.59%[5]	1.54%[5]	1.45%[5]	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.45%	1.45%	1.42%	1.48%

Portfolio turnover rate	144%	67%[6]	73%[6]	49%[6]	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	2.29%
Year Ended September 30, 2009	2.61%
Year Ended September 30, 2008	1.54%
Year Ended September 30, 2007	1.46%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$29,081,972	$39,133,713
Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended September 30,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$1.79	$6.26	$9.36	$9.32	$9.28

Income (loss) from investment operations:
Net investment income[2]	.17	.26	.67	.68	.05
Net realized and unrealized gain (loss)	.07	(4.46)	(3.10)	.04	.05

Total from investment operations	.24	(4.20)	(2.43)	.72	.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	—	— [3]	(.68)	(.06)
Tax return of capital distribution	(.02)	(.27)	(.67)	—	—

Total dividends and/or distributions to shareholders	(.16)	(.27)	(.67)	(.68)	(.06)

Net asset value, end of period	$1.87	$1.79	$6.26	$9.36	$9.32

Total Return, at Net Asset Value[4]	14.26%	(67.09)%	(27.39)%	7.90%	1.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,810	$129,608	$266,752	$217,011	$2,458

Average net assets (in thousands)	$144,860	$145,168	$308,019	$171,898	$1,058

Ratios to average net assets:[5]
Net investment income	9.01%	13.95%	8.10%	7.21%	7.65%
Total expenses	0.91%[6]	0.75%[6]	0.61%[6]	0.63%[6]	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.61%	0.61%	0.62%	0.63%

Portfolio turnover rate	144%	67%[7]	73%[7]	49%[7]	64%

1.	For the period from September 1, 2006 (inception of offering) to September 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	0.92%
Year Ended September 30, 2009	0.77%
Year Ended September 30, 2008	0.61%
Year Ended September 30, 2007	0.64%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$29,081,972	$39,133,713
Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Champion Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s primary investment objective is to seek a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund’s investment manager, OppenheimerFunds, Inc. (the “Manager”), believes does not involve undue risk. The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
39 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
40 | OPPENHEIMER CHAMPION INCOME FUND

     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$13,258,518
Sold securities	2,705,445
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of September 30, 2010 is as follows:

Cost	$48,796,198
Market Value	$6,761,838
Market Value as a % of Net Assets	1.11%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is
41 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$ —	$—	$1,515,132,002	$44,881,271

1.	As of September 30, 2010, the Fund had $1,515,132,002 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2011	$300,943,709
2012	119,280,838
2013	38,113,869
2014	7,796,993
2017	158,795,001
2018	890,201,592

Total	$1,515,132,002

Of these losses, $166,530,179 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $64,924,319 per year.

2.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2010, $195,650,747 of unused capital loss carryforward expired.
42 | OPPENHEIMER CHAMPION INCOME FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Loss	on Investments

$298,471,771	$2,625,517	$295,846,254
The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Distributions paid from:
Ordinary income	$46,102,840	$—
Return of capital	5,676,134	77,045,953

Total	$51,778,974	$77,045,953

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$652,061,747

Gross unrealized appreciation	$26,585,316
Gross unrealized depreciation	(71,466,587)

Net unrealized depreciation	$(44,881,271)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net
43 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
44 | OPPENHEIMER CHAMPION INCOME FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	116,116,661	$215,048,010	116,258,837	$203,020,191
Dividends and/or distributions reinvested	10,995,462	20,245,464	16,928,796	32,078,684
Redeemed	(111,290,109)	(202,927,779)	(97,604,709)	(192,727,007)[1]

Net increase	15,822,014	$32,365,695	35,582,924	$42,371,868

Class B
Sold	6,680,535	$12,373,232	4,951,631	$9,193,412
Dividends and/or distributions reinvested	725,926	1,338,254	1,252,056	2,417,721
Redeemed	(6,429,170)	(11,814,624)	(10,280,975)	(22,231,203)[1]

Net increase (decrease)	977,291	$1,896,862	(4,077,288)	$(10,620,070)

Class C
Sold	9,850,395	$18,146,104	22,356,027	$39,382,295
Dividends and/or distributions reinvested	2,234,769	4,104,786	2,801,166	5,237,732
Redeemed	(10,754,193)	(19,693,255)	(15,863,232)	(32,096,033)[1]

Net increase	1,330,971	$2,557,635	9,293,961	$12,523,994

Class N
Sold	2,366,694	$4,381,815	4,067,624	$7,312,538
Dividends and/or distributions reinvested	417,782	769,279	618,082	1,155,975
Redeemed	(1,904,966)	(3,491,634)	(3,742,294)	(6,605,135)[1]

Net increase	879,510	$1,659,460	943,412	$1,863,378

Class Y
Sold	43,787,088	$79,635,483	153,389,182	$262,184,539
Dividends and/or distributions reinvested	7,103,239	13,034,050	7,001,702	13,159,847
Redeemed	(67,712,443)	(123,707,114)	(130,588,962)	(214,904,868)[1]

Net increase (decrease)	(16,822,116)	$(31,037,581)	29,801,922	$60,439,518

1.	Net of redemption fees of $8,414, $609, $1,375, $239 and $3,442 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$716,041,447	$679,307,017
45 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.70%
Next $250 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $1.5 billion	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2010, the Fund paid $1,665,204 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year can not be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25%
46 | OPPENHEIMER CHAMPION INCOME FUND

on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class B	$38,046,469
Class C	17,126,559
Class N	1,042,919
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2010	$135,629	$10,199	$57,946	$7,640	$389
Waivers and Reimbursements of Expenses. Effective April 1, 2009, the Manager agreed to voluntarily waive the advisory fee by 0.29% of the Fund’s average daily net assets through March 31, 2010. During the year ended September 30, 2010, the Manager waived $896,479.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2010, the Manager waived fees and/or reimbursed the Fund $41,376 for IMMF management fees.
     The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended September 30, 2010, the Manager reimbursed the Fund $750,000 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
47 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
During the year ended September 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$761,940
Class B	232,443
Class C	133,057
Class N	53,353
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
     During the year ended September 30, 2010, the Manager voluntarily reimbursed the Fund $1,468 for certain transactions. The payment is separately reported in the Statement of Operations and increased the Fund’s total returns by less than 0.01%.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
48 | OPPENHEIMER CHAMPION INCOME FUND

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
     The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
49 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted
for as Hedging Instruments	Swap Contracts
Credit contracts	$(3,668,546)
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted
for as Hedging Instruments	Swap Contracts
Credit contracts	$1,406,021
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the
50 | OPPENHEIMER CHAMPION INCOME FUND

accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
51 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     During the period, the Fund had an average outstanding notional amount of $6,580,000 for credit default swaps to purchase credit protection and $6,525,750 for credit default swaps to sell credit protection.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of September 30, 2010, the Fund had no such credit default swaps outstanding.
6. Restricted Securities
As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor — including the Fund. The lawsuits naming the Fund as a defendant also name as defendants certain officers, trustees and former trustees of the Fund. The plaintiffs seek class action status on behalf of purchasers of shares of the Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Litigation involving certain other Oppenheimer funds is similar in nature.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees
52 | OPPENHEIMER CHAMPION INCOME FUND

and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Fund’s Board of Trustees has also engaged counsel to represent the Fund and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not have any material effect on the operations of the Fund, that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
53 | OPPENHEIMER CHAMPION INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Champion Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Champion Income Fund, including the statement of investments, as of September 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Champion Income Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Champion Income Fund as of September 30, 2010, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2010
54 | OPPENHEIMER CHAMPION INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2010 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $59,742 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2010, the maximum amount allowable but not less than $43,562,214 or 94.49% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
55 | OPPENHEIMER CHAMPION INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
56 | OPPENHEIMER CHAMPION INCOME FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load high current yield funds. The Board noted that the Fund’s one-, three-, five- and ten-year performance was below its peer group median. The Board noted, however, the significant changes in the portfolio management team that occurred at the end of 2008 and the appointment of a new portfolio manager on April 1, 2009. The Board also considered recent changes and re-positioning in the portfolio.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high current yield funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees were equal to its expense group median, but that the Fund’s total expenses were higher than the
57 | OPPENHEIMER CHAMPION INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
median. The Board also noted that the Manager voluntarily waived 0.29% of its management fee after all other waivers and/or reimbursements from April 1, 2009 through March 31, 2010.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
58 | OPPENHEIMER CHAMPION INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
59 | OPPENHEIMER CHAMPION INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEE	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 2000) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1998) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2000) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005- February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp.
60 | OPPENHEIMER CHAMPION INCOME FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Jon S. Fossel, Continued	(“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996- June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
61 | OPPENHEIMER CHAMPION INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

F. William Marshall, Jr., Trustee (since 2000) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regula- tory and investment matters and has contributed to the Boards’ deliberations.
62 | OPPENHEIMER CHAMPION INCOME FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Joseph Welsh, Vice President and Portfolio Manager (since 2009) Age: 46	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995- December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
63 | OPPENHEIMER CHAMPION INCOME FUND

OPPENHEIMER CHAMPION INCOME FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
64 | OPPENHEIMER CHAMPION INCOME FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
65 | OPPENHEIMER CHAMPION INCOME FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
66 | OPPENHEIMER CHAMPION INCOME FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $43,900 in fiscal 2010 and $43,900 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $359,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FIN 45 and FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,744 in fiscal 2010 and $7,941 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $364,644 in fiscal 2010 and $219,481 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The

Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Champion Income Fund
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/09/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/09/2010